Exhibit 23.5

CONSENT OF QUALIFIED PERSON

December 5, 2025

Re: Registration Statement on Form F-1 to be filed by Atlas Critical Minerals Corporation (the “Company”)

I, Orlando Garcia Rocha Filho, consent to:

●	The use of and reference to our company name, including our status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities Exchange Commission (the “SEC”)), in connection with the Registration Statement on Form F-1 being filed by the Company with the SEC, and any amendments thereto (the “Form F-1”): i) “S-K 1300 Technical Report Summary on the Rio Piracicaba Project, Minas Gerais State, Brazil” dated June 16, 2025 (the “Rio Piracicaba TRS”);

●	The incorporation by reference of this consent, the use of our name and any extracts from, or summary of, the Rio Piracicaba TRS in the Form F-1 and the use of any information derived, summarized, quoted or referenced from the Rio Piracicaba TRS, or portions thereof, that was prepared by this Qualified Person, into the Company’s filings with the SEC.

By:	/s/ Orlando Garcia Rocha Filho
Name:	Orlando Garcia Rocha Filho

CONSENT OF QUALIFIED PERSON

December 5, 2025

Re: Registration Statement on Form F-1 to be filed by Atlas Critical Minerals Corporation (the “Company”)

I, Bruno Vieira Pereira, consent to:

●	The use of and reference to our company name, including our status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities Exchange Commission (the “SEC”)), in connection with the Registration Statement on Form F-1 being filed by the Company with the SEC, and any amendments thereto (the “Form F-1”): i) “S-K 1300 Technical Report Summary on the Rio Piracicaba Project, Minas Gerais State, Brazil” dated June 16, 2025 (the “Rio Piracicaba TRS”);

●	The incorporation by reference of this consent, the use of our name and any extracts from, or summary of, the Rio Piracicaba TRS in the Form F-1 and the use of any information derived, summarized, quoted or referenced from the Rio Piracicaba TRS, or portions thereof, that was prepared by this Qualified Person, into the Company’s filings with the SEC.

By:	/s/ Bruno Vieira Pereira
Name:	Bruno Vieira Pereira